SECURITIES AND EXCHANGE COMMISSION

                    Washington, D.C.   20549

                    -------------------------


                            FORM 8-K

                         CURRENT REPORT

                PURSUANT TO SECTION 13 OR 15(d)
             OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported)
                          June 8, 1999



                   NORD RESOURCES CORPORATION
     (Exact name of registrant as specified in its charter)



   Delaware                 0-6202-2                 85-0212139
(state or other           (Commission              (IRS Employer
 jurisdiction of           File Number)             Identification No.)
 incorporation)


201 Third Street N.W., Suite 1750, Albuquerque, New Mexico      87102
(Address of principal executive offices)                      (Zip Code)



Registrant's telephone number, including area code:  (505) 766-9955

ITEM 2.   Acquisition or Disposition of Assets

     On June 8, 1999, Nord Copper Corporation ("NCC"), a wholly-owned subsidiary of Nord Resources Corporation ("Registrant"), acquired a copper mining facility ("Johnson Camp Mine") in Cochise County, Arizona, from Arimetco, Inc. In order to obtain the right to the Johnson Camp Mine, NCC purchased those rights of Summo USA Corporation, which had a purchase agreement with Arimetco to acquire the Johnson Camp Mine and related assets from Arimetco. The total consideration paid by Registrant and NCC was
(a) $310,000 in cash, (b) the issuance to Summo of 1,600,000 unregistered shares of Registrant's common stock $0.1 par value and (c) a promissory note ("Promissory Note") from NCC in the amount of $1,550,000, payable in three principal payments of $500,000, $500,000 and $550,000, due on June 8, 2000, June 8,
2001 and June 8, 2002, respectively, together with interest at the rate of 8% per annum payable quarterly. In addition to the purchase price, NCC assumed the obligation to pay up to $1,000,000 out of revenues from the Johnson Camp Mine to Arimetco, at a rate of $0.2 per pound of copper sold, except that no payment is due where the price is less than $1.00 per pound. All monies used for the cash portion of the purchase price were from Registrant's own funds. The payment of the Promissory Note is guaranteed by Registrant and is secured by a lien on the Johnson Camp Mine until the Promissory Note is paid in full. Neither Arimetco nor Summo has any preexisting relationship with either Registrant or any of its affiliates, directors or officers, or any associates of any such directors or officers.

     The Johnson Camp Mine is located in southeastern Arizona 65 miles east of Tucson and totals 2,723 acres consisting of patented and unpatented mining claims and fee simple lands. The existing facilities include a 4,000-gpm solvent extraction plant, a tank farm, a 52,000 ppd capacity electrowinning plant with 74 electrowinning cells, four solution storage ponds with a capacity of `eight million gallons, a truck shop, core storage building, administrative and engineering office and warehouse, laboratory, plant mechanical shop, a crusher station dump pocket and adjacent fuel storage tanks, and various other equipment. Since 1975 the Johnson Camp Mine has produced over 150 million pounds of cathode copper from open pit mining, heap leaching and solvent extraction-electrowinning (SX-EW) processing of oxide ores. Although significant reserves remain, mining operations ceased in 1997. Heap leaching continues and the mine has been producing one to two million pounds of copper cathode annually.

     Under an arrangement with Registrant's 28.5% affiliate, Nord Pacific Limited ("Nord Pacific"), which operates a SX-EW copper mine in Australia and was instrumental in identifying and assessing the Johnson Camp Mine opportunity, Nord Pacific will participate in management of the Johnson Camp Mine and will be entitled to 20% of cash flow after Registrant has fully recovered its past and future investment in the property.

ITEM 7.   Financial Statements and Exhibits.

     (c)  Exhibits required to be filed by Item 601 of Regulation
          S-K:

               Item No.                Description
               --------                ------------

               10.123         Sale and Purchase Agreement (Johnson Camp
                              Mine) dated September 15, 1998
                              between Arimetco, Inc., as Seller
                              and Summo USA Corporation, as
                              Purchaser

               10.124 Amendment of Sale and Purchase Agreement (Johnson Camp Mine) dated January
                              19, 1999 between Arimetco, Inc., as
                              Seller and Summo USA Corporation,
                              as Purchaser

               10.125 Second Amendment of Sale and Purchase Agreement (Johnson Camp Mine) dated
                              May 26, 1999 between Arimetco,
                              Inc., as Seller and Summo USA
                              Corporation, as Purchaser

               10.126         Acquisition Agreement dated June 4,
                              1999 among Nord Resources
                              Corporation, Nord Copper
                              Corporation and Summo USA
                              Corporation

               10.127 Promissory note dated June 8, 1999 from Nord Copper Corporation to Arimetco, Inc.

               10.128 Unconditional Guarantee of Payment dated June 8, 1999 from Nord Resources Corporation in favor of Arimetco, Inc.

               10.129 Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing dated
                              June 8, 1999 between Nord Copper
                              Corporation and Arimetco, Inc.

               10.130         Grant of Production Payment (Johnson Camp
                              Mine) effective as of June 8, 1999
                              from Nord Copper Corporation to
                              Arimetco, Inc.

                99.1 Press release of Nord Resources Corporation dated June 9, 1999.

     Pursuant to the requirements of the securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   NORD RESOURCES CORPORATION


Date: June 23, 1999                     By: /s/ W. Pierce Carson
                                            W. Pierce Carson
                                            President & CEO




                         EXHIBIT INDEX


                                                                 Sequentially
Item No.            Description                                  Numbered Page


10.123              Sale and Purchase Agreement                        1-19
                    (Johnson Camp Mine) dated September 15, 1998 between Arimetco, Inc., as Seller and Summo
                    USA Corporation, as Purchaser

10.124              Amendment of Sale and Purchase Agreement           20-23
                    (Johnson Camp Mine) dated January 19, 1999 between Arimetco, Inc., as Seller and Summo
                    USA Corporation, as Purchaser

10.125              Second Amendment of Sale and Purchase              24-27
                    Agreement (Johnson Camp Mine) dated
                    May 26, 1999 between Arimetco, Inc.,
                    as Seller and Summo USA Corporation,
                    as Purchaser

10.126              Acquisition Agreement dated June 4, 1999           28-45
                    among Nord Resources Corporation, Nord Copper
                    Corporation and Summo USA Corporation

10.127              Promissory note dated June 8, 1999 from Nord       46-49
                    Copper Corporation to Arimetco, Inc.

10.128              Unconditional Guarantee of Payment dated June 8,   50-53
                    1999 from Nord Resources Corporation in favor of Arimetco, Inc.

                                                                 Sequentially
Item No.            Description                                  Numbered Page

10.129              Deed of Trust, Assignment of Rents,                54-76
                    Security Agreement and Fixture Filing
                    dated June 8, 1999 between Nord Copper
                    Corporation and Arimetco, Inc.

10.130              Grant of Production Payment (Johnson Camp          77-82
                    Mine) effective as of June 8, 1999 from
                    Nord Copper Corporation to Arimetco, Inc.

99.1                Press release of Nord Resources Corporation        83-84
                    dated June 9, 1999.